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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2000

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Commission              Registrant, State of Incorporation,    IRS Employer
File Number                Address, and Telephone Number     Identification No.
-----------                -----------------------------     ------------------
  1-10568                        LG&E ENERGY CORP.              61-1174555
                            (A Kentucky Corporation)
                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, Ky. 40232
                                 (502) 627-2000

  2-26720               LOUISVILLE GAS AND ELECTRIC COMPANY     61-0264150
                             (A Kentucky Corporation)
                               220 West Main Street
                                  P.O. Box 32010
                               Louisville, Ky. 40232
                                  (502) 627-2000

  1-3464                    KENTUCKY UTILITIES COMPANY          61-0247570
                      (A Kentucky and Virginia Corporation)
                               One Quality Street
                         Lexington, Kentucky 40507-1428
                                 (606) 255-2100
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This combined Form 8-K is separately filed by LG&E Energy Corp., Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Except for LG&E Energy Corp., each registrant makes no representation as to information relating to the other registrants. In particular, information contained herein related to LG&E Energy Corp. is provided solely by LG&E Energy Corp. and shall not be deemed included in the Form 8-K of Louisville Gas and Electric Company and Kentucky Utilities Company.

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ITEM 5.  OTHER EVENTS

On January 7, 2000 LG&E Energy Corp. ("LG&E Energy") issued a statement regarding the Kentucky Public Service Commission's decision in the performance-based ratemaking case involving its two utility subsidiaries, Louisville Gas and Electric Company and Kentucky Utilities Company.

News release material of LG&E Energy describing the above matter is filed with this report as Exhibits 99.01 and is incorporated herein by reference.

ITEM 7(c).          EXHIBITS FILED

99.01               News Release dated January 7, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LG&E ENERGY CORP.

Dated:  January 24, 2000               BY:      /s/ John R. McCall
                                             ---------------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LOUISVILLE GAS AND ELECTRIC COMPANY

Dated:   January 24, 2000              BY:      /s/ John R. McCall
                                             --------------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KENTUCKY UTILITIES COMPANY

Dated:   January 24, 2000              BY:      /s/ John R. McCall
                                             ----------------------------------
                                             Executive Vice President,
                                             General Counsel and
                                             Corporate Secretary

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                                  EXHIBIT INDEX

                                LG&E ENERGY CORP.
                       LOUISVILLE GAS AND ELECTRIC COMPANY
                           KENTUCKY UTILITIES COMPANY

                           Current Report on Form 8-K
                              Dated January 7, 2000

                                    EXHIBITS
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EXHIBIT NO.                DESCRIPTION
99.01                      News Release dated January 7, 2000

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